Exhibit 10.6

Goldenstone Acquisition Limited

4360 E New York St.

Aurora, IL 60504

Ladies and Gentlemen:

Goldenstone Acquisition Limited (the “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned hereby commit that they will purchase, in the aggregate, 325,000 units of the Company (“Private Units”), each Private Unit consisting of one share of common stock of the Company, $0.0001 par value (the “Common Stock”), one warrant (the “Warrants”) entitling its holder to purchase one-half (1/2) of one share of common stock, and one right to receive one-tenth (1/10) of a share of common stock (each a “Right”), at $10.00 per Private Unit, for a purchase price of $3,250,000 (the “Private Unit Purchase Price”).

The undersigned hereby agree that they will purchase an additional amount of units of the Company (“Over-Allotment Units”), up to a maximum of 26,250 Over-Allotment Units, or a maximum purchase price of $262,500 (“Over-Allotment Unit Purchase Price”, together with the Private Unit Purchase Price, the “Purchase Price”), in the event that Maxim Group LLC (the “Underwriter”) exercises its over-allotment option, such that the amount held in the trust account (as described in the Registration Statement, the “Trust Account”) does not fall below $10.15 per share for each share of Common Stock sold in the IPO.

Exhibit A sets forth the number of Private Units being purchased by each party hereto.

At least twenty-four (24) hours prior to the pricing of the IPO, the undersigned will cause the Purchase Price to be delivered to an escrow account with Loeb & Loeb LLP (“Loeb”), counsel for the Company, by wire transfer as set forth in the instructions attached as Exhibit B to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Private Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, Loeb shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement. If the Company does not complete the IPO within ten (10) days from the date of this letter, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company, and the undersigned acknowledges and agrees that Loeb is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and Loeb’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price as described above. Loeb shall not be liable to the Company, Maxim or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Loeb has acted in a manner constituting gross negligence or willful misconduct. The Company and the undersigned shall indemnify Loeb against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Loeb may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO. Additionally, the undersigned agrees:

●	to vote the Common Stock included in the Private Units in favor of any proposed Business Combination;

●	not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Common Stock sold in the IPO if the Company does not complete an initial Business Combination within 12 months from the closing of the IPO (or up to 21 months, as applicable), unless the Company provides the holders of Common Stock sold in the IPO with the opportunity to redeem their Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding Common Stock sold in the IPO;

●	not to convert any Common Stock included in the Private Units into the right to receive cash from the Trust Fund in connection with a stockholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Amended and Restated Certificate of Incorporation and not to tender the Private Units in connection with a tender offer conducted prior to the closing of a Business Combination;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units (but will participate in liquidation distributions with respect to any units or Common Stock purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

●	that the Private Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO stockholders, or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions; and

●	the Private Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Private Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Private Units have not been registered under the Securities Act;

(b)	it will be acquiring the Private Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Private Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

GOLDENSTONE HOLDING, LLC

By:
Name:	Eddie Ni
Title:	Director

Asia Pacific Capital Management Limited

By:
Name:	Yongsheng Liu
Title:	Director

Raymond Charles Holding, LLC

By:
Name:	Ray Chen
Title:	Director

Accepted and Agreed:

GOLDENSTONE ACQUISITION LIMITED

By:
	Name:	Eddie Ni
	Title:	Chief Executive Officer

Exhibit A

Subscriber	Units – Base Offering	Units – Over-Allotment

Exhibit B

Wire Instructions

Bank Name: Citigroup Private Bank

Bank Address:	153 East 53rd Street

New York, NY 10022

Account Name: Loeb & Loeb LLP – Trust Account

Account Number: 24576266

Routing/ABA Number (Domestic Wires): 021000089

Swift Code (Foreign Wire): CITIUS33

Note: Goldenstone 236454/10001

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